KEELEY FUNDS, INC.

Supplement dated February 28, 2017 to the

Prospectus dated January 27, 2017

The information in this Supplement contains new and additional information beyond that in the prospectus of the Keeley Funds, Inc. (the “Company”) on behalf of each of its series (each, a “Fund” and collectively, the “Funds”). This Supplement should be read in conjunction with the prospectus.

On February 28, 2017, Keeley Asset Management Corp. (“KAMCO”) and Teton Advisors, Inc. (“Teton”), closed their transaction, whereby KAMCO sold substantially all of its assets to Keeley-Teton Advisors, LLC (“Keeley-Teton”), a wholly-owned subsidiary of Teton. As a result of that transaction – as well as the approval by shareholders of the Company, at a meeting held February 15, 2017, of a new investment advisory contract between the Company and Keeley-Teton – Keeley-Teton has replaced KAMCO as the investment adviser to the Funds, and G.distributors, LLC has replaced Keeley Investment Corp. (“KIC”) as the distributor of the Funds. In addition, Keeley-Teton has replaced KIC as the shareholder servicing agent of the Funds.

Therefore, effective immediately, the prospectus is amended as follows:

•	All references to KAMCO are hereby replaced with Keeley-Teton, and all references to the “Adviser” now refer to Keeley-Teton.

•	All references to KIC are hereby replaced with G.distributors, LLC, and all references to the “Distributor” now refer to G.distributors, LLC.

•	The section titled “Management—Investment Adviser” in the summary section of each Fund, on pages 8, 16, 24, 32 and 40, respectively, is revised as follows:

The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

•	The section titled “About the Funds—Management—Investment Adviser” on page 48 is revised as follows:

The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Funds’ investment program, following policies set by the Funds’ Board of Directors. As of February 28, 2017, the Adviser had approximately $2.4 billion in assets under management.

•	The section titled “About the Funds—Management—Portfolio Managers” beginning on page 50 is revised as follows:

Small Cap Value Fund and Small-Mid Cap Value Fund — Brian R. Keeley and Kevin M. Chin are the Lead Portfolio Managers for each Fund and are primarily responsible for the day-to-day management of each Fund’s portfolio.

1

Mr. Keeley is a Chartered Financial Analyst and has been a Portfolio Manager for each Fund since January 2011. The SAI provides additional information about Mr. Keeley’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Mr. Chin has been a Portfolio Manager for each Fund since December 2013. Previously, Mr. Chin was a Senior Vice President and Portfolio Manager at Cramer Rosenthal McGlynn, LLC from 1989 to 2012. The SAI provides additional information about Mr. Chin’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund — Thomas E. Browne, Jr. is the Lead Portfolio Manager for each Fund and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Browne is a Chartered Financial Analyst and has been Portfolio Manager for Small Cap Dividend Value Fund since its inception in December 2009 and for Mid Cap Dividend Value Fund since its inception in October 2011. The SAI provides additional information about Mr. Browne’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

Brian P. Leonard is a Portfolio Manager for the Funds and assists Mr. Browne in day-to-day management of the Funds. Mr. Leonard has been a Portfolio Manager for each Fund since its inception. The SAI provides additional information about Mr. Leonard’s compensation, other accounts that he manages, and his ownership of securities in the Funds.

All Cap Value Fund — Edwin C. Ciskowski is the Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ciskowski is a Certified Public Accountant and has been a Portfolio Manager of the Fund since January 2011. The SAI provides additional information about Mr. Ciskowski’s compensation, other accounts that he manages, and his ownership of securities in the Fund.

Brian R. Keeley is a Portfolio Manager of the Fund and assists Mr. Ciskowski in the day-to-day management of the Fund. Mr. Keeley has been a Portfolio Manager for the Fund since January 2012. See above for a brief description of Mr. Keeley’s background.

•	The section titled “About the Funds—Management—Other Service Providers—Distributor and Shareholder Servicing Agent” on page 51 is revised as follows:

Distributor — G.distributors, LLC, member of FINRA, is the Distributor of the Funds.

Shareholder Servicing Agent — Keeley-Teton Advisors, LLC is the shareholder servicing agent of the Funds.

•	The first two sentences of the second paragraph of the section titled “Your Investment – Distribution Plan (12b-1) and Shareholder Servicing Plan” on page 54 are revised as follows:

The Company has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company pays the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund.

Please Retain This Supplement For Future Reference.

2

KEELEY FUNDS, INC.

Supplement dated February 28, 2017 to the

Statement of Additional Information dated January 27, 2017

The information in this Supplement contains new and additional information beyond that in the Statement of Additional Information (“SAI”) of the Keeley Funds, Inc. (the “Company”) on behalf of each of its series (each, a “Fund” and collectively, the “Funds”). This Supplement should be read in conjunction with the SAI.

On February 28, 2017, Keeley Asset Management Corp. (“KAMCO”) and Teton Advisors, Inc. (“Teton”), closed their transaction, whereby KAMCO sold substantially all of its assets to Keeley-Teton Advisors, LLC (“Keeley-Teton”), a wholly-owned subsidiary of Teton. As a result of that transaction – as well as the approval by shareholders of the Company, at a meeting held February 15, 2017, of a new investment advisory contract between the Company and Keeley-Teton – Keeley-Teton has replaced KAMCO as the investment adviser to the Funds, and G.distributors, LLC has replaced Keeley Investment Corp. (“KIC”) as the distributor of the Funds. In addition, Keeley-Teton has replaced KIC as the shareholder servicing agent of the Funds.

Therefore, effective immediately, the SAI is amended as follows:

•	All references to KAMCO are hereby replaced with Keeley-Teton, and all references to the “Adviser” now refer to Keeley-Teton.

•	All references to KIC are hereby replaced with G.distributors, LLC, and all references to the “Distributor” now refer to G.distributors, LLC.

•	The first paragraph under the section titled “Management of the Funds—General” on page 11 is revised as follows:

The Company is governed by a Board of Directors (the “Board”), which has overall management responsibility for the Company and the Funds and provides oversight of the management of each Fund’s business affairs. The Directors establish procedures and oversee and review the performance of the Adviser, Distributor, and others who perform services for the Company.

The Board is composed of nine Directors, seven of whom (Laura D. Alter, Anthony S. Colavita, James P. Conn, Jerome J. Klingenberger, Sean Lowry, Michael J. Melarkey and Kuni Nakamura) are not “interested” Directors, as such term is defined in the 1940 Act (each, an “Independent Director”), and two of whom (Nicholas F. Galluccio and Kevin M. Keeley) are interested persons of the Company. Mr. Galluccio is considered an “interested person” of the Company because of his role as President and Chief Executive Officer of Teton, and Mr. Keeley is considered an “interested person” of the Company because of his role as Executive Chairman of Keeley-Teton.

•	The section titled “Management of the Funds—Committees” on page 12 is revised as follows:

The Board has established two standing committees in connection with its governance of the Funds: the Audit Committee and the Nominating Committee. The Board also has established a Special Transition Governance Committee.

The Company’s Audit Committee consists of three members: Messrs. Klingenberger (Chairman) and Nakamura and Ms. Alter, who are Independent Directors. The Audit Committee operates pursuant to a Charter, which sets forth that the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Company’s financial statements and the audit thereof and to act as a liaison between the Board and the Company’s independent registered public accounting firm.

The Nominating Committee consists of two members: Messrs. Conn (Chairman) and Nakamura, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company.

The Special Transition Governance Committee consists of three members: Messrs. Klingenberger, Lowry and Ms. Alter, who are Independent Directors. The Special Transition Governance Committee has the responsibility, among other things, to: (i) oversee each Fund during and following the conversion to the new investment adviser, (ii) oversee the implementation of any new third party service providers, including the Distributor and shareholder servicing agent, and (iii) oversee the overall Fund administration and compliance related to the conversion to the new investment adviser. The term of the Special Transition Governance Committee is expected to be one year.

•	The second sentence of the first paragraph under the section titled “Management of the Funds—Board Leadership Structure” on page 12 is revised as follows:

Mr. Nicholas Galluccio and Mr. Kevin Keeley each will serve as a Co-Chairman of the Board. Mr. James Conn will serve as Lead Independent Director.

•	The second sentence of the first bullet point (titled “Board Composition”) of the first paragraph under the section titled “Management of the Funds—Board Leadership Structure” on page 12 is revised as follows:

Nevertheless, the Directors also believe that having interested persons serve on the Board brings a corporate and financial viewpoint that is, in the Board’s view, a crucial element in the Directors’ decision-making process.

•	The second and third bullet points (titled “The Nominating and Governance Committee” and “Executive Committee” respectively) under the section titled “Management of the Funds—Board Leadership Structure” on page 12-13 are deleted in their entirety.

•	The section titled “Management of the Funds—Board Oversight of Fund Risk” on page 13 is revised as follows:

Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser in connection with the management and operations of a Fund, as well as their associated risks.

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the Board, on a regular and as-needed basis, on actual and possible risks to the Company as a whole. The Adviser reports to the Board on the various elements of risk that have affected, or that may affect, the business of the Company, including investment risk, credit risk, liquidity risk and operational risk, as well as the overall business risk relating to the Funds, including based upon industry norms.

Under the oversight of the Board, the Company, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Company’s independent registered public accounting firm, and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund’s investments, including performance and investment practices, valuation of portfolio securities and compliance.

Additionally, the Board has appointed a Chief Compliance Officer (“CCO”), who reports directly to the Board’s Independent Directors and who provides presentations to the Board at its quarterly meetings, in addition to presenting an annual report to the Board in accordance with the Funds’ compliance policies and procedures and the rules under the 1940 Act. The CCO regularly discusses the relevant risk issues affecting the Company during private meetings with the Independent Directors. The CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in-between Board meetings in case any problems arise relating to the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

•	The section titled “Management of the Funds—Directors and Officers” beginning on page 13 is revised as follows:

Information about the Directors and officers of the Company is set forth in the table below. The table includes, for each Director, the term of office and length of time served, principal occupations during at least the past five years, the number of portfolios overseen in the Fund Complex (which includes all U.S. registered investment management companies for which Keeley-Teton or its affiliates currently serves as an investment adviser) and other directorships held, if any, and for each officer of the Company, positions held, their terms of office and length of time served, and their principal business occupations during at least the past five years. Officers of the Company are appointed by the Board and serve at the pleasure of the Board.

Independent Directors

Name and Year of Birth	Position(s) Held with Each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Laura D. Alter 1960	Director	Since 2014	Retired since 2010; previously, Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	5	None

Anthony S. Colavita (1) 1961	Director	Since 2017	Attorney, Anthony S. Colavita, P.C. (1988-present).	9	None

James P. Conn 1938	Director	Since 2017	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	27	None

Jerome J. Klingenberger 1955	Director	Since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	5	None

Sean Lowry 1953	Director	Since 1999	Retired since 2015; formerly, Executive Vice President, Pacor Mortgage Corp. (1992-2015)	5	None

Michael J. Melarkey 1949	Director	Since 2017	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	14	Southwest Gas Corporation (natural gas utility)

Kuni Nakamura 1968	Director	Since 2017	President (since 1990) of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	24	None

Interested Directors and Officers

Name and Year of Birth	Position(s) Held with Each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios Overseen Within Fund Complex	Other Directorships Held Outside Fund Complex
Nicholas Galluccio (2) 1950	Co-Chairman and Director	Co-Chairman and Director since 2017	President and Chief Executive Officer of Teton Advisors, Inc. (since 2008); Group Managing Director U.S. Equities (2004-2008), Managing Director U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW).	5	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

Kevin M. Keeley (3) 1967	Co-Chairman, Director and President	Co-Chairman and Director since 2017; President since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).	5	Director, Keeley Family Foundation

Officers

Name and Year of Birth	Position(s) Held with each Fund	Term of Office (4) and Length of Time Served	Principal Occupation(s) During the Past Five Years

Kevin Chin 1965	Vice President	Since 2015	Chief Investment Officer and Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Chief Investment Officer of Keeley Asset Management Corp. (2015-2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2013-2017); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012).

Robert Kurinsky 1972	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007; Secretary since 2006; Chief Legal Officer since 2008	President and Chief Operating Officer of Keeley-Teton Advisors, LLC (since 2017); Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.

Deanna Marotz 1965	Chief Compliance Officer	Since 2015	Chief Compliance Officer of Keeley-Teton Advisors, LLC (since 2017); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017); previously, Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).

David M. Goldman 1973	Assistant Secretary	Since 2017	Secretary of Keeley-Teton Advisors, LLC (since 2017); Chief Compliance Officer and General Counsel of Teton Advisors, Inc. (since 2011); Vice President, Corporate Development and General Counsel of Gabelli Funds, LLC (since 2011)

*	The business address of the Directors and officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.
(2)	Nicholas Galluccio is considered an interested person of the Company because of his position as President and Chief Executive Officer of Teton.
(3)	Kevin M. Keeley is considered an interested person of the Company because of his position as Executive Chairman of Keeley-Teton.
(4)	Each Director serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

•	The section titled “Management of the Funds—Experience of Directors” on page 15 is revised as follows:

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Company in a manner consistent with the best interests of the Company’s shareholders.

The following summary outlines each Director’s experience, qualifications, attributes and skills that lead to the conclusion that each Director should serve as a Director of the Funds.

Laura D. Alter

Ms. Alter has more than 25 years of experience in the investment management industry. She previously served as the Senior Partner and Managing Director of Fixed Income for Harris Investments. Prior to her work with Harris, she was a senior portfolio manager for another investment management firm. Ms. Alter holds a BA from Northwestern University and an MBA from the University of Chicago. The Board concluded that Ms. Alter is suitable to act as director of the Funds because of her academic background and her extensive investment management experience.

Anthony S. Colavita

Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. Mr. Colavita serves on the boards of other funds in the Fund Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption and administration of a $36 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor’s degree from Colgate University and Juris Doctor from Pace University School of Law. The Board concluded that Mr. Colavita is suitable to act as director of the Funds because of his professional background, board experience and extensive investment management experience.

James P. Conn

Mr. Conn serves on various board committees for other funds in the Fund Complex. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University. The Board concluded that Mr. Conn is suitable to act as director of the Funds because of his education, professional background and investment management experience.

Nicholas F. Galluccio

Mr. Galluccio is President and Chief Executive Officer of Teton Advisors, Inc., a multi-strategy asset management company, and is portfolio manager of the TETON Westwood SmallCap Equity Fund and TETON Westwood Mid-Cap Equity Fund. Mr. Galluccio joined Teton in 2008, after a 25-year career at Trust Company of the West (TCW), where he was Group Managing Director, U.S. Equities, and led the investment team for the TCW SmallCap Value Added and TCW MidCap Value Opportunities equity strategies. He was senior portfolio manager and co-managed both strategies since their inception. Prior to TCW, he was with Lehman Brothers Kuhn Loeb, where he was a security analyst specializing in the semiconductor industry. Prior to Lehman Brothers, Mr. Galluccio was a staff writer for Forbes magazine. Mr. Galluccio holds an M.B.A. from Columbia Business School and an M.A. from Columbia University and a B.A. from the University of Hartford. He serves on the University of Hartford Board of Regents and on the Executive Advisory Board of the Columbia Business School Program for Financial Studies. The Board concluded that Mr. Galluccio is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with Teton and TCW.

Kevin M. Keeley

Mr. Keeley has more than 25 years of experience in management and marketing, having served as President of the Funds’ predecessor adviser, Keeley Asset Management Corp. (“KAMCO”). He also serves as an officer and director of the Keeley Family Foundation. He spent 6 years as Qwest Communications International, Inc. (CenturyLink) as a National Sales Manager. Mr. Keeley holds a B.A. from Indiana University. The Board concluded that Mr. Keeley is suitable to act as a Director of the Funds because of his extensive investment management experience and his long-tenured positions in the asset management industry, particularly with KAMCO.

Jerome J. Klingenberger

Mr. Klingenberger is a Certified Public Accountant. Mr. Klingenberger served as an auditor for a public accounting firm and his clients included publicly traded companies. Mr. Klingenberger holds a BBA in Accountancy from the University of Notre Dame and an MBA from the University of Chicago. Mr. Klingenberger has served as a member of the Board since 1999 and had previously served as its Independent Chair for the past decade. The Board concluded that Mr. Klingenberger is suitable to act as director of the Funds because of his academic experience, work experience and financial reporting experience.

Sean Lowry

In 2015, Mr. Lowry retired from his position as Executive Vice President for Pacor Mortgage, a mortgage business where he worked for 23 years. Mr. Lowry served as the managing director for trading operations at the Chicago Board Options Exchange (“CBOE”) from 1981 to 1992. Mr. Lowry worked as an independent trader at the CBOE from 1975 to 1981 and served on several options-related committees. Mr. Lowry has served as a member of the Board since 1999. The Board concluded that Mr. Lowry is suitable to act as director of the Funds because of his understanding of the financial services industry and of his prior and current work experience.

Michael J. Melarkey

Mr. Melarkey, after more than 40 years’ of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. Mr. Melarkey serves on board committees with respect to other funds in the Fund Complex. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law. The Board concluded that Mr. Melarkey is suitable to act as director of the Funds because of his extensive business and investment management experience.

Kuni Nakamura

Mr. Nakamura is the President of Advanced Polymer, Inc., a chemical manufacturing company, and President of KEN Enterprises, Inc., a real estate company. He serves on board committees with respect to other funds in the Fund Complex. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management. The Board concluded that Mr. Nakamura is suitable to act as director of the Funds because of his academic experience, his work experience and his financial background.

•	The section titled “Management of the Funds—Director Compensation” beginning on page 16 is revised as follows:

As of December 31, 2016, the dollar range of equity securities owned beneficially by each Director in each Fund, as well as in the series of the Company in the aggregate, was as follows:

Name of Director	Small Cap Value Fund	Small Cap Dividend Value Fund	Small- Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Nicholas F. Galluccio	None	None	None	None	None	None
Kevin M. Keeley	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Directors
Laura D. Alter	None	None	None	None	None	None
Anthony S. Colavita	None	None	None	None	None	None
James P. Conn	None	None	None	None	None	None
Jerome J. Klingenberger	Over $100,000	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Sean Lowry	None	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000
Michael J. Melarkey	None	None	None	None	None	None
Kuni Nakamura	None	None	None	None	None	None

No director, officer, or employee of the Distributor, the Adviser or an affiliated company receives any compensation from the Funds for serving as an officer or Director of the Company. Each Director is paid an annual fee of $10,000, $2,000 per Board meeting attended in person and $500 per Board meeting attended by telephone. Each member of the Audit Committee is paid $1,000 per Audit Committee meeting attended in person and the Chairman of the Audit Committee receives an annual fee of $25,000. Each member of the Special Transition Governance Committee is paid a fee of $25,000. As noted above, the duration of the Special Transition Governance Committee is expected to be one year.

Regular Board meetings are held quarterly. Directors do not receive any pension or retirement plan benefits from the Company.

The table below shows the compensation the Company paid to each Director for the fiscal year ended September 30, 2016.

Name of Director	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors*
Independent Directors
Laura D. Alter	$78,000	None	None	$78,000	(3)	(5)
Anthony S. Colavita(2)	None	None	None	14,000		(2)
James P. Conn(2)	None	None	None	255,250		(22)
Walter D. Fitzgerald(4)	$107,362	None	None	$107,362		(5)
John Freund(5)	$50,667	None	None	$50,667	(6)	(5)
Jerome J. Klingenberger(7)	$117,000	None	None	$117,000		(5)

John G. Kyle(4)	$68,569	None	None	$68,569	(8)	(5)
John F. Lesch(9)	$8,177	None	None	$8,177		(5)
Sean Lowry	$78,000	None	None	$78,000		(5)
Michael J. Melarkey(2)	None	None	None	109,484		(8)
Kuni Nakamura(2)	None	None	None	205,214		(20)
Elwood P. Walmsley(9)	$52,819	None	None	$52,819		(5)
Interested Directors
Nicholas F. Galluccio(2)	None	None	None	None
Kevin M. Keeley	None	None	None	None
Brien O’Brien(10)	None	None	None	None

* The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Company because they have common or affiliated investment advisers.

(1)	“Aggregate compensation from the Funds” includes fees and amounts deferred, if any, under the Deferred Compensation Plan for Independent Directors (the “Deferred Compensation Plan”) described below.
(2)	Became a Director of the Funds effective February 28, 2017; therefore, he did not receive any compensation from the Funds during the most recent fiscal year.
(3)	Includes $15,600 deferred by Ms. Alter under the Deferred Compensation Plan.
(4)	Resigned from the Board effective March 7, 2016.
(5)	Appointed to the Board effective March 7, 2016; resigned from the Board effective February 28, 2017.
(6)	Includes $5,067 deferred by Mr. Freund under the Deferred Compensation Plan.
(7)	Chairman of the Board during the fiscal year ended September 30, 2016. He received an additional fee equal to 50% of the Directors’ annual retainer and per meeting fee from the Company.
(8)	Includes $10,933 deferred by Mr. Kyle under the Deferred Compensation Plan.
(9)	Resigned from the Board effective December 31, 2015.
(10)	Resigned from the Board effective February 28, 2017.

Officers and Directors of the Funds do not pay sales loads on purchases of shares of the Funds. The Company believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of Funds’ activity or performance. In addition, the Company believes that the waiver of sales load will encourage their ownership of the Funds’ shares, which the Company believes is desirable.

The Board has adopted the Deferred Compensation Plan, which enables each Independent Director to defer payment of all or a portion of the annual fees received from the Funds for service on the Board. Under the Deferred Compensation Plan, the amount of compensation deferred by an Independent Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the Funds selected by the Independent Director. The amount paid to the Independent Director under the Deferred Compensation Plan will be determined based upon the amount of compensation deferred and the performance of the selected Fund(s).

•	The first two paragraphs under the section titled “Investment Adviser—Investment Adviser” on page 17 are revised as follows:

The Funds’ Adviser, Keeley-Teton Advisors, LLC, 111 W. Jackson Blvd., Suite 810, Chicago, IL 60604, was organized as a Delaware limited liability company on October 14, 2016. Keeley-Teton is a wholly-owned subsidiary of Teton Advisors, Inc. (“Teton”), which is thereby deemed to “control” Keeley-Teton. Teton (previously known as Gabelli Advisers, Inc.), is a registered investment adviser and a Delaware corporation organized in 1994. As of February 28, 2017, the Adviser had approximately $2.4 billion in assets under management.

Directly and through its third-party intermediaries, Teton offers funds and separately managed accounts to individuals and institutions. Teton provides advisory services to seven mutual funds in the TETON Westwood fund complex. As of December 31, 2016, Teton had approximately $1.4 billion in assets under management. Teton is located at One Corporate Center, Rye, New York 10580.

The investment advisory agreement between the Company and the Adviser on behalf of each Fund dated February 15, 2017 (the “Advisory Agreement”) has a term of two years. Thereafter, it must be approved annually by the Board of the Company or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act). Each annual continuation of the Advisory Agreement also must be approved by the vote of a majority of the Company’s directors who are not interested persons of the Company, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

•	The last three paragraphs under the section titled “Investment Adviser—Advisory Fees” on page 18 are revised as follows:

The Adviser became the investment adviser to the Funds in February 2017; therefore, the Adviser did not earn any advisory fees from any Fund (and consequently, did not reimburse any fees to any Fund) in any of the past three fiscal years. However, set forth below is the amount of investment advisory fees that KAMCO, the Company’s predecessor adviser, earned from the Funds for the fiscal years ended September 30, 2016, 2015 and 2014.

For the fiscal years ended September 30, 2016, 2015 and 2014, KAMCO earned $12,357,551, $21,959,575 and $27,749,616, respectively, in investment advisory fees from Small Cap Value Fund; $1,076,211, $1,487,363 and $1,670,782, respectively, in investment advisory fees from Small Cap Dividend Value Fund; $1,778,933, $2,878,648 and $2,886,864, respectively, in investment advisory fees from Small-Mid Cap Value Fund; $743,747, $1,180,421 and $1,232,217, respectively, in investment advisory fees from All Cap Value Fund; and $687,117, $342,291 and $290,495, respectively, in investment advisory fees from Mid Cap Dividend Value Fund.

Pursuant to an expense cap reimbursement agreement in place between KAMCO and the Funds, for the fiscal years ended September 30, 2016, 2015 and 2014, KAMCO reimbursed the following amounts to the Funds:

•	Small Cap Value Fund: $235,940, $0 and $0, respectively;

•	Small Cap Dividend Value Fund: $207,565, $221,409 and $66,820, respectively;

•	Small-Mid Cap Value Fund: $134,054, $127,837 and $79,119, respectively;

•	All Cap Value Fund: $87,950, $81,992 and $53,851, respectively; and

•	Mid Cap Dividend Value Fund: $160,020, $104,098 and $57,540, respectively.

At a Board meeting held on December 8, 2016, the Board approved a new Advisory Agreement for each Fund with the Adviser. At a meeting of the Funds’ shareholders on February 15, 2017, shareholders of each Fund approved that Advisory Agreement with Keeley-Teton for a two-year term, ending February 28, 2019. A discussion regarding the basis of the Board’s approval of the Advisory Agreement, as well as the material factors considered by the Board, will be available in the Funds’ semi-annual report to shareholders dated March 31, 2017.

•	The first sentence of the eighth paragraph under the section titled “Portfolio Managers” on page 19 is revised as follows:

All portfolio managers receive a fixed annual salary and are eligible for a discretionary year-end bonus, as determined by the senior management team.

•	The first two paragraphs under the section titled “Distribution of Shares” on page 27 are revised as follows:

The Distributor, G.distributors, LLC, is a Delaware limited liability company, which is a wholly-owned subsidiary of GAMCO Investors, Inc. Its principal offices are located at One Corporate Center, Rye, New York 10580-1422. G.distributors, LLC, acts as the principal underwriter for the Funds pursuant to a Distribution Agreement between the Company and the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of FINRA.

The Distribution Agreement provides that the Distributor, as an agent of the Funds, will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.” Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor. The Distributor may receive brokerage commissions for executing portfolio transactions for a Fund. The Distributor may enter into selling agreements with registered broker-dealers to assist in the distribution effort, pursuant to which the Distributor may re-allow the sales charge to such broker-dealers. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor also may compensate these entities out of the distribution fees received from each Fund.

The Distributor became the distributor of the Funds in February 2017; therefore, during the past three fiscal years, it did not receive any commissions or any other compensation from the Funds, nor did it receive any sales charges from the purchases of Class A shares of the Funds during that time. However, set forth below is the amount of underwriting commissions that the Company’s predecessor distributor, Keeley Investment Corp. (“KIC”), received for the fiscal years ended September 30, 2016, 2015 and 2014 pursuant to the Company’s previous underwriting agreement.

•	The fourth paragraph under the section titled “Distribution and Shareholder Servicing Arrangements—Distribution Plan” on page 28 is revised as follows:

The Distributor became the distributor of the Funds in February 2017; therefore, the Distributor did not receive any amounts under the Plan from any Fund for the fiscal year ended September 30, 2016. However, set forth below are the amounts under the Plan that the Company’s predecessor distributor, KIC, received from each Fund for the fiscal year ended September 30, 2016. In addition, the table sets forth an additional amount paid by each Fund, pursuant to the Company’s previous 12b-1 plan, all of which represented compensation to dealers during that fiscal year.

•	The section titled “Distribution and Shareholder Servicing Arrangements—Shareholder Servicing Arrangements” on page 29 is revised as follows:

The Company has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company pays the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Company, including the vote of a majority of the Independent Directors.

The Adviser became the shareholder servicing agent for the Funds in February 2017; therefore, the Adviser did not receive any payments under the Shareholder Servicing Agreement from the Funds during the fiscal year ended September 30, 2016. However, set forth below are the payments that the Company’s predecessor shareholder servicing agent, KIC, received from the Funds under the prior shareholder servicing plan during the fiscal year ended September 30, 2016.

Fund	Shareholder Servicing Fees Paid to KIC Under Prior Shareholder Servicing Plan
Small Cap Value Fund	$630,975
Small Cap Dividend Value Fund	$53,811
Small-Mid Cap Value Fund	$88,947
Mid Cap Dividend Value Fund	$34,356
All Cap Value Fund	$37,187

•	The following is added as a new fifth paragraph under the section titled “Portfolio Transactions and Brokerage—Brokerage” on page 30:

The Distributor became the distributor of the Funds in February 2017; therefore, no Fund paid the Distributor brokerage commissions during any of the last three fiscal years ended September 30, 2016, 2015 and 2014. However, the following paragraphs provide information for the Company’s past three fiscal years, ended September 30, 2016, 2015 and 2014, regarding brokerage commissions paid to the Funds’ predecessor distributor, KIC. That information includes (i) the total amount of brokerage commissions that each Fund paid to brokers other than KIC, (ii) the market value of the transactions on which those brokerage commissions were based, (iii) the total amount of brokerage commissions that each Fund paid to KIC, and (iv) the total market value of the transactions on which the brokerage commissions paid to KIC were based. Those paragraphs also provide information on the percentage of brokerage commissions that each Fund paid during the year that were paid to KIC. For the remainder of this section only, the term “Distributor” is intended to refer to KIC.

•	The following replaces the information under “Item 32 – Principal Underwriter” in Part C of the Company’s registration statement:

Item 32. Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Funds.
(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).
(c)	Not applicable.

Please Retain This Supplement For Future Reference.